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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



  Date of report (Date of earliest event reported) March 2, 1998
                                                   -------------

                     Biochem International Inc.
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          (Exact Name of Registrant as Specified in Its Charter)


                     Delaware
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            (State or Other Jurisdiction of Incorporation)


      0-10005                              39-1272816
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

  W238 N1650 Rockwood Drive, Waukesha, Wisconsin     53188-1199
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    (Address of Principal Executive Offices)          (Zip Code)


                     (414) 542-3100
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          (Registrant's Telephone Number, Including Area Code)


________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)





Exhibit Index on Page 4
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                                                                     Page 2 of 7


Item 5.  Other Events.

  On February 27, 1998, the registrant's stockholders approved the merger of DS Medical Products Co. ("DS Medical") with and into the registrant, as well as an amendment to the registrant's Certificate of Incorporation to increase the number of its authorized shares of common stock from 14,000,000 to 24,000,000. Those transactions became effective on March 2, 1998. DS Medical was a holding company with no independent business operations. Its only asset was its ownership of approximately 76.52% of the outstanding stock of the registrant.

  As a result of the merger, there was no increase or decrease in the number of outstanding shares of the common stock of the registrant (other than to account for cancellation of fractional shares). The registrant acquired no assets or liabilities as a result of the merger, and the merger is not expected to have any effect on the business or operations of the registrant or on any of its stockholders other than DS Medical. The effect of the merger was to cause the shareholders of DS Medical, who were the indirect beneficial owners of the registrant's shares owned by DS Medical, to become direct record owners of an equivalent number of shares of the registrant.

  The registrant has no plans, commitments or understandings for the issuance of any of the newly-authorized common stock.

  The merger and increase in authorized shares is discussed in greater detail in the registrant's Information Statement and Notice of Appraisal Rights dated February 5, 1998, filed in definitive form with the Securities and Exchange Commission on February 5, 1998 (the "Information Statement").

  Subsequent to distribution of the Information Statement, the registrant determined that the actual number of shares of the registrant's common stock owned by DS Medical prior to the merger was 9,985,000, rather than the 10,040,000 shares recited in the Information Statement. Accordingly, only 9,985,000 shares of the registrant's authorized but unissued common stock were issued to the shareholders of DS Medical in connection with the merger. The discrepancy between the number of shares of the registrant's common stock owned by DS Medical as reflected in the Information Statement and the actual number of shares owned by DS Medical prior to the consummation of the merger has no effect on the number of the registrant's shares outstanding either before or after the merger and otherwise has no effect on the registrant's minority shareholders.

Item 7.  Financial Statements and Exhibits.

  The following exhibit is filed as a part of this report:

  3.1 Composite form of registrant's Certificate of Incorporation, as amended through March 2, 1998.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BIOCHEM INTERNATIONAL INC.
                                           (Registrant)

Date:  March 30, 1998                   By:s/David H. Sanders
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                                            (Signature)

                                        David H. Sanders
                                        ---------------------------
                                        Name

                                        Chairman
                                        ---------------------------
                                        Title
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                                                                     Page 4 of 7

                                 EXHIBIT INDEX



Exhibit
Number                             Description
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3.1                           Composite form of registrant's
                              Certificate of Incorporation, as amended through March 2, 1998.